                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                           _________________________


                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): September 16, 1996


             GREEN TREE FLOORPLAN RECEIVABLES MASTER TRUST 1995-1
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)



          Minnesota                   33-62433              Applied for
- ---------------------------------------------------------------------------
(State or other jurisdiction        (Commission           (IRS employer
      of incorporation)             file numbers)       identification no.)



 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
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  (Address of principal executive offices)                       (Zip code)


     Registrant's telephone number, including area code:  (612) 293-3400
                                                          --------------


                                Not Applicable
   -------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

Item 5.   Other Events.
          ------------

          Pursuant to the Pooling and Servicing Agreement between Green Tree Financial Corporation (the "Servicer") and Norwest Bank Minnesota (the "Trustee"), on September 16, 1996, the Trustee made distributions to the holders of the certificates representing interests in the Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by Section 1.01 of the Servicing Agreement attached hereto as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          (c)  Exhibits.

               The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

               Exhibit No.         Description
               -----------         -----------

                  99.1             Monthly Report delivered to
                                   Certificateholders on
                                   September 16, 1996.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 16, 1996


                           FLOORPLAN RECEIVABLES MASTER TRUST
                           1995-1

                           By  GREEN TREE FINANCIAL CORPORATION
                               as Servicer with respect to the Trust


                           By: /s/ Phyllis A. Knight
                              ----------------------------
                              Phyllis A. Knight
                              Vice President and Treasurer

                             INDEX TO EXHIBITS



EXHIBIT
NUMBER                                                           PAGE
- ------                                                           ----

 99.1      Monthly Report delivered to Certificateholders          5
           on September 16, 1996.